Exhibit 10.20

AMENDMENT NO. 2 dated as of June 30, 2015 (this “Amendment”), to the Revolving Credit Agreement, dated as of March 6, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among HESS MIDSTREAM PARTNERS LP, a Delaware limited partnership, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent.

Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

Pursuant to that certain Equity Interest Purchase Agreement, dated as of June 10, 2015 (the “EIPA”), among Hess TGP Finance Company LLC, a Delaware limited liability company, Hess Investments North Dakota LLC (formerly known as Hess Investments North Dakota Limited), a Delaware limited liability company (“HINDL”), GIP II Blue Holding Partnership, L.P., a Delaware limited partnership (the “GIP JV Partner”), Hess Infrastructure Partners LP (formerly known as Hess USA Investment LP), a Delaware limited partnership, and Hess Infrastructure Partners GP LLC (formerly known as Hess USA Investment LLC), a Delaware limited liability company, a joint venture will be established between HINDL and the GIP JV Partner pursuant to which each will own 50% of the issued and outstanding limited partner interests of Hess JV (as defined below) and 50% of the issued and outstanding membership interests of Hess JV General Partner (as defined below) (collectively, together with the related transactions, the “Hess JV Transaction”).

The Borrower has requested an amendment to the Credit Agreement to amend the “Change of Control” definition to permit the Hess JV Transaction.

Each of the Lenders party hereto, collectively constituting the Required Lenders, is willing to agree to such amendments on the terms and subject to the conditions set forth herein.

J.P. Morgan Securities LLC has been appointed to act as sole bookrunner and sole lead arranger for this Amendment (in such capacity, the “Amendment Arranger”).

Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Change of Control Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended to insert in the appropriate alphabetical order the following defined terms:

“EIPA” means the Equity Interest Purchase Agreement, dated as of June 10, 2015, among Hess TGP Finance Company LLC, a Delaware limited liability company, HINDL, GIP JV Partner, Hess JV and Hess JV General Partner.

“GIP JV Partner” means GIP II Blue Holding Partnership, L.P., a Delaware limited partnership.

“Hess JV” means Hess Infrastructure Partners LP (formerly known as Hess USA Investment LP), a Delaware limited partnership.

“Hess JV General Partner” means Hess Infrastructure Partners GP LLC (formerly known as Hess USA Investment LLC), a Delaware limited liability company.

“Hess JV Transaction” means the establishment of a joint venture between HINDL and the GIP JV Partner pursuant to which each will own 50% of the issued and outstanding limited partner interests of Hess JV and 50% of the issued and outstanding membership interests of Hess JV General Partner, together with the related transactions contemplated by the EIPA, in each case, on the terms and upon the satisfaction of the conditions set forth in the EIPA, as it may be amended, supplemented, waived or otherwise modified in accordance with the terms thereof.

“Hess Midstream Partners GP” means Hess Midstream Partners GP LP (formerly known as Hess North America LP), a Delaware limited partnership.

“HINDL” means Hess Investments North Dakota LLC (formerly known as Hess Investments North Dakota Limited), a Delaware limited liability company.

“Midstream Partners” means Hess Midstream Partners GP LLC, a Delaware limited liability company.

(b) Section 1.01 of the Credit Agreement is hereby further amended to amend and restate the definition of “Change of Control” to read as follows:

““Change of Control” means as of any date, the failure of (a) Hess to own, directly or indirectly, beneficially and of record, (i) prior to the consummation of the Hess JV Transaction, a majority and (ii) on and after the consummation of the Hess JV Transaction, 50%, in each case, of the issued and outstanding Equity Interests in Hess GP, and in each case to Control Hess GP or (b) Hess GP to be the sole general partner of, and to Control, the Borrower.”

(c) Section 1.01 of the Credit Agreement is hereby further amended to amend and restate the definition of “Hess GP” to read as follows:

““Hess GP” means (a) prior to the consummation of the Midstream MLP IPO, Midstream Partners and (b) on and after the date of the Midstream MLP IPO, Hess Midstream Partners GP.”

(d) Section 1.01 of the Credit Agreement is hereby further amended to amend and restate the definition of “Material Agreement” to read as follows:

““Material Agreement” means each of the following agreements (in the case of agreements referred to in clauses (a) through (h), entered into prior to or concurrently with the consummation of the Contribution and the Midstream MLP IPO): (a) the Omnibus Agreement expected to be among Hess, the Borrower, Hess Midstream Partners GP, Midstream Partners, Hess TGP GP LLC, Hess TGP Operations LLC, Hess Export Logistics GP and Hess Export Logistics Operations LP, (b) the Employee Secondment Agreement between Hess Midstream Partners GP, Midstream Partners, Hess and Hess Trading Corporation, (c) the Contribution, Conveyance and Assumption Agreement expected to be among the Borrower, Midstream Partners, Hess, Hess Export Logistics Operations LP, Hess Export Logistics, Hess Export Logistics GP, Hess North Dakota Export Logistics Holdings LLC, Hess Tank Cars Holdings LLC, Hess Tank Cars LLC, Hess TGP Operations LP, Hess TGP GP LLC, Hess TGP Holdings LLC, Hess Tioga Gas Plant LLC, Hess Midstream Partners Operations LLC, Solar Gas, Inc., Hess Mentor Storage Holdings, Hess Mentor Storage LLC and Hess Trading Corporation, (d) the Gas Processing and Fractionation Agreement between Hess Trading Corporation and Hess Tioga Gas Plant LLC, as amended, (e) the Terminal and Export Services Agreement between Hess Trading Corporation and Hess Export Logistics, as amended, (f) the Storage Services Agreement between Solar Gas, Inc. and Hess Mentor Storage LLC, (g) the Prepaid Forward Purchase and Sales Agreement between Hess and Hess Tank Cars II LLC, (h) the Operational Services Agreement among Hess, the Borrower and Hess Midstream Partners GP and (i) any other agreement entered into between the Borrower or any of its Subsidiaries, on the one hand, and Hess or any of its other Subsidiaries, on the other, the breach, termination, cancellation or non-renewal of which could reasonably be expected to have a Material Adverse Effect.”

(e) Section 6.01(b) of the Credit Agreement is hereby amended to amend and restate clause (vi) set forth therein to read as follows:

“to the extent constituting Debt, obligations of any such Restricted Subsidiary owing to Hess or any of its Subsidiaries (other than the Borrower or any of its Subsidiaries) under any Material Agreement, provided that such obligations (A) shall not constitute indebtedness for borrowed money (including indebtedness evidenced by debt securities) or other obligations primarily intended as a financing obligation and (B) shall not be transferred to any Person other than Hess or any of its Subsidiaries (other than the Borrower or any of its Subsidiaries);”

SECTION 2. Other Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended to amend and restate clause (A) of the final paragraph of the definition of “Consolidated EBITDA” to read as follows:

“(A) for the four fiscal quarter period ended prior to the last day of the first fiscal quarter that shall have commenced after the Availability Date, pro forma Consolidated EBITDA for the fiscal quarter ended March 31, 2015, determined by reference to the Initial Financial Statements, multiplied by four,”.

(b) Section 1.01 of the Credit Agreement is hereby further amended to amend and restate the definition of “Initial Financial Statements” to read as follows:

““Initial Financial Statements” means, collectively, (a) the unaudited pro forma condensed combined balance sheet of the Borrower as of March 31, 2015, and the related unaudited pro forma condensed combined statements of operations for the three months ended on such date and the fiscal year ended December 31, 2014, (b) the unaudited condensed combined balance sheet of the Predecessor as of March 31, 2015, and the related unaudited condensed combined statements of operations and unaudited condensed combined statements of cash flows for the three months ended on such date, and (c) the audited combined balance sheet of the Predecessor as of December 31, 2014, and the related audited combined statements of operations and cash flows for the fiscal year ended December 31, 2014, in each case included in the Registration Statement.”

(c) Section 1.01 of the Credit Agreement is hereby further amended to amend and restate the definition of “Initial Guarantor” to read as follows:

““Initial Guarantor” means Hess TGP GP LLC, a Delaware limited liability company, Hess Mentor Storage Holdings, Hess Mentor Storage LLC, a Delaware limited liability company, and Hess Export Logistics GP.”

(d) Section 2.19 of the Credit Agreement is hereby amended to amend and restate clause (a) set forth therein to read as follows:

“(a) the Facility Fee shall cease to accrue pursuant to Section 2.12(a) on the unused amount of the Commitment of such Defaulting Lender;”.

(e) Section 3.04 of the Credit Agreement is hereby amended and restated to read as follows:

“(a) The Initial Financial Statements of the Borrower (i) have been prepared by the Borrower in good faith, based on the assumptions believed by the Borrower on the date of the Registration Statement to be reasonable in light of the then-existing conditions (it being understood that such pro forma financial statements are based upon professional opinions, estimates and adjustments and that the Loan Parties do not warrant that such opinions, estimates and adjustments will ultimately prove to have been accurate), and (ii) present fairly, in all material respects, the pro forma effect of transactions that are directly attributable to the Midstream MLP IPO Transactions, are factually supportable, and with respect to the statements of operations, expected to have a continuing impact on the combined results, had the transactions to be effected at the closing of the Midstream MLP IPO occurred at March 31, 2015, in the case of the unaudited pro forma condensed combined balance sheet, and at January 1, 2014 in the case of the unaudited pro forma condensed combined statements of operations. The Initial Financial Statements of the Predecessor present fairly, in all material respects, the combined financial position and combined results of operations of the Predecessor as of their dates and for the periods covered thereby in conformity with GAAP.

(b) Since December 31, 2014, there has been no event, development or circumstance that has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, operations or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole.”

SECTION 3. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which:

(a) The Administrative Agent shall have received from the Borrower and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent and the Amendment Arranger shall have received, for their own accounts, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower under the Credit Agreement.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HESS MIDSTREAM PARTNERS LP,

By:	HESS MIDSTREAM PARTNERS GP LLC, its General Partner

/s/ Eric S. Fishman
Name: Eric S. Fishman
Title: Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, an Issuing Bank and a Swingline Lender,

by

/s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: BANK OF AMERICA, N.A.

by
/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

                CITIBANK, N.A.

by
/s/ Maureen Maroney
	Name:	Maureen Maroney
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Wells Fargo Bank, NA

by
/s/ Michael A. Tribolet
	Name:	Michael A. Tribolet
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Goldman Sachs Bank USA

by
/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: MORGAN STANLEY BANK, N.A.

by
/s/ Dmitriy Barskiy
	Name:	Dmitriy Barskiy
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: THE BANK OF NOVA SCOTIA

by
/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

The Bank of Tokyo-Mitsubishi UFJ, Ltd.:

by
/s/ Kevin Sparks
	Name:	Kevin Sparks
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

BNP Paribas:

by
/s/ Claudia Zarate
	Name:	Claudia Zarate
	Title:	Director

by
/s/ Nicolas Anberree
	Name:	Nicolas Anberree
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

DNB Capital LLC,

as a Lender:

by
/s/ Jill Ilski
	Name:	Jill Ilski
	Title:	First Vice President

by
/s/ Asulv Tveit
	Name:	Asulv Tveit
	Title:	First Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: HSBC BANK USA, NATIONAL ASSOCIATION

by
/s/ Douglas A Whiddon
	Name:	Douglas A Whiddon
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Sumitomo Mitsui Banking Corporation

by
/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

NEW YORK BRANCH

by
/s/ Annette Vivoni
	Name:	Annette Vivoni
	Title:	Executive Director

For any Lender requiring a second signature block:

by
/s/ Mauricio Benitez
	Name:	Mauricio Benitez
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Credit Agricole Corporate and Investment Bank

by
/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

For any Lender requiring a second signature block:

by
/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: ING CAPITAL LLC

by
/s/ Cheryl LaBelle
	Name:	Cheryl LaBelle
	Title:	Managing Director

For any Lender requiring a second signature block:

by
/s/ Hans Beekmans
	Name:	Hans Beekmans
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: INTESA SANPAOLO S.p.A.

by
/s/ Glen Binder
	Name:	Glen Binder
	Title:	Vice President

For any Lender requiring a second signature block:

by
/s/ Francesco Di Mario
	Name:	Francesco Di Mario
	Title:	FVP & Head of Credit

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Mizuho Bank, Ltd.

by
/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory